UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2007


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 0-17171                 75-2212772
           --------                 -------                 ----------
        (State or other         (Commission File         (I.R.S. Employer
        jurisdiction of             Number)             Identification No.)
         incorporation)


   650 South Edmonds, Suite 108, Lewisville, TX              75067
     (Address of principal executive offices)               Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

         On February 8, 2007, the Registrant issued a press release commenting on the decision by Kleberg County Texas to retain counsel to investigate the possibility of seeking an injunction against new uranium mining at the Registrant's Kingsville Dome operations.
         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On February 9, 2007, the Registrant issued a press release announcing the United States Environmental Protection Agency's ruling on the Registrant's New Mexico Property (Section 8).
         A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release dated February 8, 2007
         Exhibit 99.2 Press Release dated February 9, 2007





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                URANIUM RESOURCES, INC.




Date:    February 13, 2007           /s/ Thomas H. Ehrlich
                                     -------------------------------------------
                                      Thomas H. Ehrlich
                                      Vice President and Chief Financial Officer





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Exhibit Index

Exhibit Number         Description
--------------         -----------
Exhibit 99.1           Press Release dated February 8, 2007
Exhibit 99.2           Press Release dated February 9, 2007